UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2015

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MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in charter)

New York	000-06890	14-1462255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Washington Avenue Extension, Albany, New York 12205

(Address of principal executive offices) (Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item  5.07     Submission of Matters to a Vote of Security Holders.

(a-b) Mechanical Technology, Incorporated held its Annual Meeting of Stockholders on June 11, 2015 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders:

  Elected as director Kevin G. Lynch to hold office until the 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

  Elected as director William P. Phelan to hold office until the 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualified;

  Ratified the selection of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year 2015; and

  Approved the advisory non-binding vote on executive officer compensation.

At the Annual Meeting, the stockholders voted as follows:

Matter	Votes For	Votes Against / Withheld	Abstentions	Broker Non-Votes
1. Election of Kevin G. Lynch	820,304	43,887	N/A	3,557,741
2. Election of William P. Phelan	820,263	43,928	N/A	3,557,741
3. Ratification of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year 2015	4,092,072	228,692	101,168	N/A
4. Approval of the advisory non-binding vote on executive officer compensation	772,145	75,110	16,936	3,557,741

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MECHANICAL TECHNOLOGY, INCORPORATED
Date: June 15, 2015	By:	/s/ KEVIN G. LYNCH
	Name:	Kevin G. Lynch
	Title:	Chairman and Chief Executive Officer